As filed with the Securities and Exchange Commission on August 28, 2001
                                                Securities Act File No. 33-12213
                                        Investment Company Act File No. 811-5037
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.

                        Post Effective Amendment No. 123                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 124                            [X]

                        (Check appropriate box or boxes)

                        PROFESSIONALLY MANAGED PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)

                         2020 E. Financial Way, Ste. 100
                               Glendora, CA 91741
                    (Address of Principal Executive Offices)

                                 (626) 852-1033
               (Registrant's Telephone Number, including Area Code)


                                Robert M. Slotky
                        Professionally Managed Portfolios
                         2020 E. Financial Way, Ste 100
                               Glendora, CA 91741

                     (Name and Address of Agent for Service)

                                    Copy to:

                               Julie Allecta, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                         345 California Street, 29th Fl.
                             San Francisco, CA 94104

It is proposed that this filing will become effective (check appropriate box)

     [X]  Immediately upon filing pursuant to paragraph (b)
     [ ]  On _______ pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  On pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  On _______ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                        PROFESSIONALLY MANAGED PORTFOLIOS
                          TITAN FINANCIAL SERVICES FUND

     The Prospectus and Statement of Additional Information dated August 28, 2000 included as part of Post Effective Amendment No. 105 to the Professionally Managed Portfolios Registration Statement on form N-1A (File No. 33-12213) as filed with the Securities and Exchange Commission on August 25, 2000 are hereby incorporated by reference as if set forth in full herein.

     The Statement of Additional Information dated as of August 28, 2000 as amended July 2, 2001, as filed with the Securities and Exchange Commission pursuant to Rule 497(e) on June 29, 2001 is hereby incorporated by reference as is set forth in full herein.

                          TITAN FINANCIAL SERVICES FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                       SUPPLEMENT DATED AUGUST 28, 2001 TO
                        PROSPECTUS DATED AUGUST 28, 2000

     The following changes supplement or amend the information contained in the Prospectus dated August 28, 2000.

     The following replaces the disclosure found in the Section entitled "The Fund's Principal Investment Strategies" found on page 2 of the Prospectus.

     The Fund primarily invests in equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, which Turner believes have above average growth potential or that are undervalued. Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis, to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading volume and price patterns.

     A stock becomes a sell candidate if Turner directs deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capacity constraints, or to adjust stock position size relative to the target index.

     The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE

     The following performance information indicates some of the risks of investing in the Titan Financial Services Fund. The bar chart shows how the Fund's total return has varied form year to year. The table shows the Fund's average return overtime compared with a broad market index. This past performance is not necessarily an indication of how the Fund will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

The following is the bar chart:

1997:  55.55%
1998:  -9.12%
1999:  18.40%
2000:  31.28%

The Fund's year-to-date return as of June 30, 2001 was -11.30%.

During the period shown in the bar chart the Fund's highest quarterly return was 24.99% for the quarter ended September 30, 2000 and the lowest quarterly return was -26.02% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                                 Since Inception
                                                     1 Year         (5/22/96)
                                                     ------         ---------
Titan Financial Services Fund                        31.28%           23.19%
S&P 500 Index*                                       -9.10%           15.85%

     The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:

SHAREHOLDER FEES
Redemption Fee*                                                            1.00%
(as a percentage of amount redeemed if applicable)

*Applies to redemptions within one year of purchase.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund Assets)

Management Fees                                                            1.00%
Distribution and Services (12b-1) Fees                                     0.25%
Other Expenses                                                             0.86%
                                                                           ----
Total Operating Expenses                                                   2.11%
                                                                           ====

EXAMPLE

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower under the assumptions your cost would be:

     One Year                 $  314
     Three Years              $  661
     Five Years               $1,134
     Ten Years                $2,441

     You would pay the following expenses if you did not redeem your shares:

     One Year                 $  214
     Three Years              $  661
     Five Years               $1,134
     Ten Years                $2,441

     The following replaces the disclosure found on page 7 of the prospectus:

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The primary goal of the Titan Financial Services Fund is to seek capital appreciation. The Fund invests in financial services companies such as banks, broker-dealers and insurance companies

         Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis, to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading volume and price patterns. A stock becomes a sell candidate if Turner directs deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capacity constraints, or to adjust stock position size relative to the target index.

         The Fund may invest up to 35% of its total assets in equity securities of non-financial services companies.

         Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objectives.

     The following risk disclosure should be read together with the risk disclosure relating to "Market Risk" on page 8 of the prospectus.

     The Fund is subject to the further risk that the stocks of technology-oriented financial services companies, both current and emerging, may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause financial services companies to become increasingly sensitive to short product cycles and aggressive pricing.

INVESTMENT ADVISOR

     The following information replaces the disclosure under the section entitled "Investment Advisor:"

     The Fund's former investment adviser, Titan Investment Advisors, LLC ("Titan") was acquired by Turner Investment Partners, Inc. ("Turner"). In connection with these developments, at a telephone meeting held on June 13, 2001, the Board of Trustees unanimously approved a new investment advisory agreement between the Fund and Turner. This agreement took effect June 18, 2001, and Turner assumed the responsibilities of investment adviser to the Fund immediately. The Board confirmed Turner's appointment to this position in person at a meeting held on June 20, 2001. It is proposed that the Fund will be combined with the Turner Future Financial Services Fund in a tax-free reorganization to occur in September 2001. The Board held a special meeting on July 17, 2001 and approved the reorganization of the Fund into the Turner Future Financial Services Fund. Shareholders have been asked to approve the reorganization transaction at a special meeting, which is expected to be held on September 21, 2001.

     Turner is a registered investment adviser located in Berwyn, Pennsylvania and as of June 30, 2001 had approximately $10 billion in assets under management. The Fund is managed by Chris Perry, CFA, and Frank Sustersic, CFA. Mr. Perry is a Senior Portfolio Manager who joined Turner in 1998. Prior to 1998 he was a Research Analyst with Pennsylvania Merchant Group. He has 11 years of investment experience. Mr. Sustersic is a Senior Portfolio Manager who joined Turner in 1994. Mr. Sustersic has 12 years of investment experience. Both Messrs. Perry and Sustersic are also portfolio managers for certain other investment companies managed by Turner, including the Turner Future Financial Services Fund.

SHAREHOLDER INFORMATION

     The following should be read in conjunction with the information provided in this Section as certain addresses and the transfer agent's toll free number were changed effective August 14.

     American Data Services, Inc. relocated its Transfer Agency operations to Omaha, Nebraska. All correspondence purchases by check and written redemption requests should be mailed to the address noted below.

     Titan Financial Services Fund
     c/o American Data Services, Inc.
     Post Office Box 542007
     Omaha, NE  68154-1952

     The Transfer Agent's toll free telephone number is 1-866-811-0222.

     Payments by wire transfer should be forwarded to the address noted below:

     First National Bank of Omaha
     Omaha, NE
     ABA Routing # 104000016
     Titan Financial Services fund
     DDA Account # 11287566
     Account name (shareholder name)
     Shareholder account number

FINANCIAL HIGHLIGHTS

     This table shows the Fund's financial performance for the past periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, independent accountants. Their report and the Fund's financial statements are included in the Annual Report which is available upon request.

TITAN FINANCIAL SERVICES FUND
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                            May 22,
                                                                                                             1996*
                                                                Year Ended April 30                         Through
                                               -----------------------------------------------------       April 30,
                                                 2001           2000           1999           1998           1997
                                               --------       --------       --------       --------       --------
Net asset value, beginning of period           $  17.19       $  18.01       $  19.61       $  12.60       $  10.00
                                               --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    (0.14)         (0.17)         (0.10)         (0.06)          0.04
  Net realized and unrealized gain (loss)
    on investments                                 3.30          (0.65)         (0.31)          7.93           2.62
                                               --------       --------       --------       --------       --------
Total from investment operations                   3.16          (0.82)         (0.41)          7.87           2.66
                                               --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income                         --             --             --             --          (0.06)
  From net realized gain                          (0.59)            --          (1.19)         (0.86)            --
                                               --------       --------       --------       --------       --------
Total distributions                               (0.59)            --          (1.19)         (0.86)         (0.06)
                                               --------       --------       --------       --------       --------
Net asset value, end of period                 $  19.76       $  17.19       $  18.01       $  19.61       $  12.60
                                               ========       ========       ========       ========       ========

Total return                                      18.20%         (4.55%)        (0.15%)        63.47%         26.67%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)         $   23.3       $   25.9       $   30.8       $   33.1       $    7.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed
    or recouped                                    2.11%          2.14%          2.06%          2.10%          3.14%+
  After fees waived and expenses absorbed
    or recouped                                    2.11%          2.14%          2.06%          2.27%          2.49%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed
    or recouped                                   (0.59%)        (0.91%)        (0.62%)        (0.44%)        (0.33%)+
  After fees waived and expenses absorbed
    or recouped                                   (0.59%)        (0.91%)        (0.62%)        (0.61%)         0.33%+
Portfolio turnover rate                          109.74%        180.47%        205.86%        107.12%         97.84%++

----------
*    Commencement of operations.
+    Annualized.
++   Not annualized.

                                 PRIVACY NOTICE

     The Fund, the Advisor and the Distributor collect non-public information about you from the following sources:

     *    Information we receive about you on applications or other forms;

     *    Information you give us orally; and

     *    Information about your transactions with us or others.

     We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to the investment adviser to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                          TITAN FINANCIAL SERVICES FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                       SUPPLEMENT DATED AUGUST 28, 2001 TO
                   STATEMENT OF ADDITIONAL INFORMATION DATED
                    AUGUST 28, 2000, AS AMENDED JULY 2, 2001


     The following changes supplement or amend the information contained in the Statement of Additional Information.

TRUSTEE COMPENSATION

     The following replaces the disclosure found on page 15 of the SAI relating to Trustee Compensation.

                                   Total Annual Compensation for the
     Name of Trustee                Fiscal year ended April 30, 2001
     ---------------                --------------------------------
     Dorothy A. Berry                           $25,000
     Wallace L. Cook                            $20,000
     Carl A. Froebel                            $20,000
     Rowley W.P. Redington                      $20,000

     During the fiscal year ended April 30, 2001, Trustees' fees and expenses in the amount of $7,083 were allocated to the Fund. As of July 31, 2001, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

THE FUND'S INVESTMENT ADVISOR

     The following sentence replaces the last sentence in the section entitled "The Fund's Investment Advisor"

     For the fiscal years ended April 30, 2001, 2000 and 1999, the prior Advisor received advisory fees of $277,546, $274,483 and $281,856, respectively.

THE FUND'S ADMINISTRATOR

     The following replaces the first sentence in the section "The Fund's Administrator"

     Investment Company Administration, LLC (the "Administrator") acts as administrator for the Fund. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. FMFS provides one or more of its core administration, transfer agency, fund accounting, distribution and custodial services to over 250 mutual fund complexes comprised of 800 fund portfolios with an aggregate market value of approximately $130 billion.

     The following sentence replaces the last sentence in the section "The Fund's Administrator"

     For the fiscal years ended April 30, 2001, 2000 and 1999, the Administrator received fees of $55,509, $56,371 and $39,532, respectively, from the Fund.

THE FUND'S DISTRIBUTOR

     The following sentence replaces the last sentence in the section "The Fund's Distributor"

     During the fiscal year ended April 30, 2001, the Fund paid fees of $69,387 under its Plan of which $8,045 was paid out as selling compensation to dealers, $54,889 was for reimbursement of printing, postage and office expenses, $468 was for reimbursement of travel and entertainment expenses and $5,985 was for reimbursement of advertising/sales literature expenses.

EXECUTION OF PORTFOLIO TRANSACTIONS

     The following sentence replaces the last sentence in the section "Execution of Portfolio Transactions"

     For the fiscal year ended April 30, 2000 and 1999 the Fund paid $107,961 and $240,575, respectively, in brokerage commissions. For the fiscal year ended April 30, 2001, the Fund paid $63,970 in brokerage commissions. Of such amount, $25,193 was paid to firms for research, statistical or other services provided to the Advisor.

PORTFOLIO TURNOVER

     The following sentence replaces the last sentence in the section "Portfolio Turnover"

     For the fiscal years ended April 30, 2001 and 2000 the Fund's portfolio turnover rate was 109.74% and 180.47%, respectively.

PERFORMANCE INFORMATION

     The  following   sentence   replaces  the  last  sentence  in  the  section
"Performance Information"

     The average annual rate of return for the Fund for the periods ending April 30, 2001 are as follows:

         One year                                    18.20%
         From Inception (May 22, 1996)               18.69%

GENERAL INFORMATION

     The following paragraph replaces the second paragraph in the section "General Information"

     Firstar Institutional Custody Services, located at 425 Walnut St., Cincinnati, Ohio 45201 acts as Custodian of the securities and other assets of the Fund. The Custodian and Administrator are affiliated companies. American Data Services, Inc., P.O. Box 542007, Omaha, NE 68154-1952 acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

     The  following   replaces  the  last  sentence  in  the  section   "General
Information"

     On September July 3, 2001, the following persons owned of record or beneficially more that 5% of the Fund's outstanding voting securities:

Gilbert R. Giordano Estate, Arlington, VA 22205 - 6.50%
Mervin H. Zimmerman, Rockville, MD 20852 - 10.73%
Charles Schwab & Co., San Francisco, CA 940104 - 20.86%

FINANCIAL STATEMENTS

     The Fund's annual report to shareholders for the fiscal year ended April 30, 2001 is a separate document that must accompany this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.


                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                        PROFESSIONALLY MANAGED PORTFOLIOS

                                     PART C

ITEM 23. EXHIBITS.

     (1)  Agreement and Declaration of Trust (1)
     (2)  By-Laws (1)
     (3)  Specimen stock certificate (6)
     (4)  Investment Advisory Agreement
     (5)  Form of Distribution Agreement (2)
     (6)  Not applicable
     (7)  Form of Custodian Agreement with Star Bank, NA (5)
     (8) (1) Form of Administration Agreement with Investment Company Administration, LLC (3)
          (2) (a) Fund Accounting Service Agreement with American Data Services (5)
          (2) (b) Transfer Agency and Service Agreement with American Data Services (5)
          (3) Transfer Agency and Fund Accounting Agreement with Countrywide Fund Services (4)
          (4) Transfer Agency Agreement with Provident Financial Processing Corporation (9)
     (9)  Opinion of counsel (7)
     (10) Consent of Auditors
     (11) Not applicable
     (12) No undertaking in effect
     (13) Not applicable
     (14) Not applicable
     (15) Not applicable
     (16) (a) Code of Ethics-Turner Investment Partners, Inc.
          (b) Code of Ethics-First Fund Distributors (8)

----------
(1) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on December 29, 1995.
(2) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on January 16, 1996.
(3) Incorporated by reference from Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 24, 1997.
(4) Incorporated by reference from Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on February 5, 1998.
(5) Incorporated by reference from Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on June 15, 1998.
(6) Incorporated by reference from Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed on October 29, 1998.
(7) Incorporated by reference from Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed on August 16, 1999.
(8) Incorporated by reference from Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A, filed on July 19, 2000.
(9)  To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     As of the date of this Amendment to the Registration Statement, there are no persons controlled or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

     The information on insurance and indemnification is incorporated by reference to Pre-Effective Amendment No. 1 and Post-Effective Amendment No. 1 to the Registrant's Registration Statement.

     In addition, insurance coverage for the officers and trustees of the Registrant also is provided under a Directors and Officers/Errors and Omissions Liability insurance policy issued by ICI Mutual Insurance Company with a $1,000,000 limit of liability.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     With respect to the Investment Adviser, the response to this item is incorporated by reference to the Adviser's Form ADV, File No. 801-36220.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a)  The  Registrant's   principal   underwriter  also  acts  as  principal
underwriter for the following investment companies:

                   Advisors Series Trust
                   Brandes Investment Trust
                   Fleming Mutual Fund Group, Inc.
                   Fremont Mutual Funds, Inc.
                   Jurika & Voyles Fund Group
                   Kayne Anderson Mutual Funds
                   Masters' Select Funds Trust
                   PIC Investment Trust
                   Purisima Funds Trust
                   Rainier Investment Management Mutual Funds
                   RNC Mutual Fund Group, Inc.
                   Investors Research Fund, Inc.
                   Harding, Loevner Funds, Inc.
                   Investec Funds
                   The Dessauer Global Equity Fund
                   Trust for Investment Managers
                   TIFF Investment Program, Inc.
                   SAMCO Funds, Inc.
                   FFTW Funds, Inc.
                   TT International U.S.A. Master Trust
                   Builders Fixed Income Fund, Inc.

First Dallas Securities, Inc., 2311 Cedar Springs Rd., Ste. 100, Dallas, TX 75201, an affiliate of Hodges Capital Management, acts as Distributor of the Hodges Fund. The President and Chief Financial Officer of First Dallas Securities, Inc. is Don W. Hodges. First Dallas does not act as principal underwriter for any other investment companies. Reynolds, DeWitt Securities Co., an affiliate of Sena Weller Rohs Williams, 300 Main St., Cincinnati, OH 45202, acts as Distributor for the Matrix Growth Fund and Matrix Emerging Growth Fund.

     (b) The officers of First Fund Distributors, Inc. are:

         Robert H. Wadsworth            President & Treasurer
         Eric Banhazl                   Vice President
         Steven J. Paggioli             Vice President & Secretary

     Each officer's business address is 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. Mr. Paggioli serves as President and a Trustee of the Registrant. Mr. Wadsworth serves as Vice President of the Registrant. Mr. Robert
M. Slotky serves as Treasurer of the Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession the Registrant's custodian and transfer agent, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2) (iii). (4), (5), (6), (7), (9), (10) and (11) of Rule
31a-1(b)), which, with respect to portfolio transactions are kept by each Fund's Advisor at its address set forth in the prospectus and statement of additional information and with respect to trust documents by its administrator at 2020 E. Financial Way, Ste. 100, Glendora, CA 91741.

ITEM 29. MANAGEMENT SERVICES.

     There are no management-related service contracts not discussed in Parts A and B.

ITEM 30. UNDERTAKINGS

     The registrant undertakes:

     (a) To furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

     (b) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purposes of voting upon the question of removal of a director and assist in communications with other shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant represents that this amendment meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Glendora in the State of California on August 27, 2001.


                                   PROFESSIONALLY MANAGED PORTFOLIOS

                                   By /s/ Steven J. Paggioli
                                      ------------------------------------------
                                      Steven J. Paggioli
                                      President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Steven J. Paggioli          Trustee                          August 27, 2001
--------------------------
Steven J. Paggioli


/s/ Robert M. Slotky            Principal Financial Officer      August 27, 2001
--------------------------
Robert M. Slotky


Dorothy A. Berry                Trustee                          August 27, 2001
--------------------------
*Dorothy A. Berry


Wallace L. Cook                 Trustee                          August 27, 2001
--------------------------
*Wallace L. Cook


Carl A. Froebel                 Trustee                          August 27, 2001
--------------------------
*Carl A. Froebel


Rowley W. P. Redington          Trustee                          August 27, 2001
--------------------------
*Rowley W. P. Redington


* By /s/ Steven J. Paggioli
     --------------------------
     Steven J. Paggioli, Attorney-in-Fact under powers of
     attorney as filed with Post-Effective Amendment No. 20
     to the Registration Statement filed on May 17, 1995

                                    EXHIBITS

Exhibit No.       Description
-----------       -----------
99B.5             Advisory Agreement
99B.10            Consent of Auditors
99B.16.A          Code of Ethics - Turner Investment Partners